                                                                  EXHIBIT 10.6

                              CRITICAL PATH, INC.

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                               TABLE OF CONTENTS
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                                                                                  Page
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SECTION 1   Restrictions on Transferability of Securities; Registration Rights..   2
      1.1   Certain Definitions.................................................   2
      1.2   Requested Registration..............................................   3
      1.3   Company Registration................................................   6
      1.4   Expenses of Registration............................................   7
      1.5   Registration on Form S-3............................................   8
      1.6   Registration Procedures.............................................   8
      1.7   Indemnification.....................................................  10
      1.8   Information by Holder...............................................  12
      1.9   Limitations on Registration of Issues of Securities.................  12
      1.10  Rule 144 Reporting..................................................  12
      1.11  Transfer or Assignment of Registration Rights.......................  13
      1.12  "Market Stand-Off" Agreement........................................  13
      1.13  Delay of Registration...............................................  14
      1.14  Termination of Registration Rights..................................  14

SECTION 2   Covenants of the Company............................................  14
      2.1   Financial Information...............................................  14
      2.2   Inspection..........................................................  15
      2.3   Right of First Offer................................................  15
      2.4   Employee Stock Agreements...........................................  17
      2.5   Issuance of Additional Series B Preferred Stock.....................  18
      2.6   Termination of Covenants............................................  18

SECTION 3   Miscellaneous.......................................................  18
      3.1   Waiver of Right of First Offer......................................  18
      3.2   Governing law.......................................................  18
      3.3   Successors and Assigns..............................................  18
      3.4   Entire Agreement; Amendment; Waiver.................................  18
      3.5   Notices, etc........................................................  19
      3.6   Delays or Omissions.................................................  19
      3.7   Rights; Separability................................................  19
      3.8   Information Confidential............................................  19
      3.9   Titles and Subtitles................................................  19
      3.10  Counterparts........................................................  20
      3.11  Subsequent Closings.................................................  20
      3.12  Expenses............................................................  20
      3.13  Aggregation of Stock................................................  20

Exhibit A - List of Investors
Exhibit B - List of Series A Shareholders
Exhibit C - List of Founders

                              CRITICAL PATH, INC.
                              -------------------

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
               ------------------------------------------------

    THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement"), made and entered into as of the 11th day of September, 1998, by and among CRITICAL PATH, INC., a California corporation (the "Company"), and those investors in the Company listed on Exhibit A attached hereto (the "Series B Investors"), those shareholders of the Company listed on Exhibit B attached hereto (the "Series A Shareholders") and those founders listed on Exhibit C attached hereto (the "Founders"). The Series B Investors, the Series A Shareholders and the Founders are referred to herein individually as "Investor" and collectively as the "Investors,"

                                W I T N E S S E T H:

    WHEREAS, the Company, the Series A Shareholders and the Founders entered into an Investor's Rights Agreement dated as of April 1, 1998 (the "Original Rights Agreement") pursuant to which the Company granted such Series A Shareholders and Founders certain registration rights, information rights and rights of first offer in connection with the purchase and sale of Series A Preferred Stock of the Company (the "Series A Preferred Stock");

    WHEREAS, concurrent with the execution of this Agreement, the Company and the Series B Investors are entering into a Series B Preferred Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company will sell, and the Series B Investors will purchase, shares of the Series B Preferred Stock. The Series B Investors' obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the Company, persons holding more than fifty (50%) in interest of the Series A Preferred Stock and the Founders in order to provide the Series B Investors with comparable registration rights, information rights and rights of first offer; and

    WHEREAS, the Company, the Series A Shareholders and the Founders desire to terminate the Original Rights Agreement and to accept the rights and obligations created pursuant hereto in lieu of the rights and obligations granted to them under the Original Rights Agreement:

    NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the Company, the Series A Shareholders and the Founders hereby agree that upon the execution of this Agreement, the Original Rights Agreement shall be null and void and superseded in its entirety by the provisions of this Agreement, and the Company, the Series A Shareholders, the Founders and the Series B Investors hereby agree as follows:

                                   SECTION 1
                                   ---------

                      Restrictions on Transferability of
                      ----------------------------------
                        Securities; Registration Rights
                        -------------------------------

    1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

    (a) "Closing" shall mean the date of the initial sale of shares of the Company's Series B Preferred Stock.

    (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

    (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

    (d) "Holder" shall mean any person or entity who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.11 hereof.

    (e) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold at least thirty percent (30%) of the outstanding Registrable Securities.

    (f) "Major Investor" shall mean a person or entity which, together with its affiliates holds at least 1,500,000 Shares (subject to appropriate adjustments for stock splits, stock dividends, combinations and other recapitalizations) and E*TRADE Group, Inc. so long as E*TRADE Group, Inc. holds 750,000 Shares (subject to appropriate adjustments for stock splits, stock dividends, combinations and other recapitalizations). A Major Investor includes any general partners and affiliates of a Major Investor (including in the case of a venture capital fund, partners and funds affiliated with such fund).

    (g) "Registrable Securities" shall mean (i) shares of Common Stock issued to Investors or issued or issuable pursuant to the conversion of the Shares;
(ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public; and (iii) solely for the purposes of Section 1.3 hereof, Registrable Securities shall be deemed to include shares of Common Stock of the Company held by David Hayden, Peter Flaxman, Wayne Correia and Marcy Swenson ("Founders Stock").

    (h) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

    (i) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling Holders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the Holders. Registration expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company.

    (j) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

    (k) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

    (l) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

    (m) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

    (n) "Shares" shall mean the Company's Series A Preferred Stock and Series B Preferred Stock.


    1.2  Requested Registration.

    (a) Request for Registration. If the Company shall receive from Initiating Holders at any time or times not earlier than the earlier of (i) March 31, 2002 or (ii) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities having an aggregate offering price, net of underwriting discounts and expenses, the aggregate gross proceeds of which (prior to deduction for underwriter's discounts and expenses related to the issuance) exceed $12,500,000 and an initial offering price of at least $1.312 per share (as adjusted for any combinations, consolidations, subdivisions, splits or stock dividends with respect to such shares of Common Stock) the Company will:

         (i) promptly give written notice of the proposed registration to all other Holders; and

         (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as is specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as is specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

    The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

         (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

         (B) After the Company has initiated two such registrations pursuant to this Section 1.2(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof and would, absent such election, have been required to bear such expenses);

         (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that (ii) the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and (ii) that such initial delay of registration relating to a request of Initiating Holders pursuant to Section 1.2 shall be deemed the one time delay allowed per demand registration as set forth in Section 1.2(b);

         (D) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof;

    (b) Subject to the foregoing clauses (A) through (D) (except in the case of a request that is subject to Section 1.5(b), in which case (B) and (D) above shall not apply), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (C) above) the Company may not defer the filing for a period of more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

    The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.2(d) hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

    (c)  Underwriting.  The right of any Holder to registration pursuant to
Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

    (d) Procedures. If the Company shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including
Section 1.12). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that any such limitation or cut back shall first be applied to all shares proposed to be sold in such underwriting which are not Registrable Securities.

    If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn.

    1.3  Company Registration.

    (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 or 1.5 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any other form (other than Form S-1, S-3, S-7 or S-18) that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

         (i)  promptly give to each Holder written notice thereof; and

         (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

    (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

    Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting, provided that the number of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities proposed to be registered by shareholders of the Company are first entirely excluded from the underwriting, and provided further that the shares of Founders Stock, if any, proposed to be registered shall be reduced prior to the exclusion of any other Registrable Securities in such underwriting. If the registration is the initial public offering of the Company's securities, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company's shareholders (including the Holders), and such securities shall be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling stockholder, or the Company may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration; provided, however, that the number of Registrable Securities to be included in such registration shall not be reduced unless all other securities proposed to be registered are first excluded from the underwriting, and provided further that the shares of Founders Stock, if any, proposed to be registered shall be reduced prior to the exclusion of any other Registrable Securities in such underwriting. If such registration is the second or any subsequent registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's shareholders (including the Holders); provided, however, that the aggregate number of Registrable Securities to be included in such registration by the Holders (excluding Founders Stock) may not be reduced to less than twenty percent (20%) of the total number of Registrable Securities included in such registration, to be apportioned pro rata among the Holders according to the total amount of securities entitled to be included therein owned by each Holder. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

    If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn.

    1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.3 and 1.5 hereof, and the two registrations pursuant to Section 1.2 hereof and reasonable fees of one counsel for the selling shareholders shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section
1.2 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2, in which event such registration shall not be treated as a counted registration for purposes of Section 1.2 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

    1.5  Registration on Form S-3

    (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the holders of at least twenty percent (20%) of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event the Company shall furnish the certification described in paragraph 1.2(b)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the six (6) month period preceding the date of such request already effected one registration on Form S-3 for the Holders pursuant to this
Section 1.5.

    (b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and (ii) and
Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) and 1.2(d) hereof shall apply to such registration.

    1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

    (a)  Keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty
(120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

    (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

    (c) Furnish such number of prospectuses, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

    (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

    (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

    (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

    (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions; and

    (h) Use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

    1.7  Indemnification

    (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of the Securities Act or the Exchange Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter as defined in the Securities Act, if any, and each person who controls within the meaning of the Securities Act or the Exchange Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, as incurred, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

    (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify, to the extent of the net proceeds from the sale of Registrable Securities by such Holder in the registration, qualification or compliance (provided that such limitation shall not apply in the case of fraud or gross negligence by the Holder in providing information to the Company for use by the Company in the preparation of such registration, qualification or compliance) the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the Exchange Act, and each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons, as incurred, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); provided that in no event shall any indemnity under this subsection exceed the gross proceeds from the offering received by such Holder.

    (c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

    (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

    (f) The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

    1.8 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in con-nection with any registration, qualification, or compliance referred to in this
Section 1.

    1.9 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equal to or more favorable than the registration rights granted to the Holders hereunder.

    1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

    (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

    (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

    (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

    1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 100,000 shares of Registrable Securities or all Registrable Securities held by such transferor if the amount is less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1. The foregoing 100,000 share limitation shall not apply, however, to transfers by a Holder to shareholders, partners, retired partners or affiliates (including in the case of a venture capital fund partners and funds affiliated with such fund) of the transferring Holder (including spouses and ancestors, lineal descendants, and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession).

    1.12 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, an Investor shall not sell (including, without limitation, any short sale) or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor (other than those included in the registration) for a period of up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

    (a) such one hundred eighty (180) day "market stand-off" agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering; and

    (b) all Holders and officers and directors of the Company enter into similar agreements.

    The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such applicable one hundred eighty (180) day period.

    1.13 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

    1.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2,
1.3 or 1.5 shall terminate after the earlier of (i) five (5) years following the closing of the initial public offering of Common Stock of the Company, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during any ninety (90) day period.


                                   SECTION 2
                                   ---------

                           Covenants of the Company
                           ------------------------

    The Company hereby covenants and agrees, so long as any Holder owns any Registrable Shares, as follows:


    2.1  Financial Information.

    (a)  The Company will furnish the following reports to each Holder:

    As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, an audited consolidated balance sheet and statement of shareholders' equity of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

    (b)  The Company shall deliver to each Major Investor:

         (i) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

         (ii) as soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and statement of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles;

         (iii) as soon as practicable, but in any event fifteen (15) days prior to the end of each fiscal year, a business plan and a budget for the next fiscal year, which budget shall be prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any revised business plans or budgets prepared by the Company;

         (iv) with respect to the financial statements called for in subsections (a) and (b)(ii) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with generally accepted accounting principles consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by generally accepted accounting principles) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustments; and

         (v) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as a Major Investor, or upon reasonable consent of the Company, any assignee of such Major Investor may from time to time request; provided, however, that the Company shall not be obligated under this subsection (v) or any other subsection of
    Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

    2.2 Inspection. The Company shall permit each Major Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information, unless such Major Investor enters into a confidentiality agreement in form and substance satisfactory to the Company.

    2.3 Right of First Offer. The Company hereby grants to each Major Investor and to David Hayden the right of first offer to purchase a pro rata share of New Securities (as defined in this Section 2.3) which the Company may, from time to time, propose to sell and issue. A Holder's pro rata share, for purposes of this right of first offer, is the ratio of the number of shares of Common Stock owned by such Holder immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of any option or warrant held by such Holder to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. For purposes of this Section 2.3, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor shall be entitled to apportion its right of first offer hereby granted among itself and its partners and affiliates in such proportions as it deems appropriate. This right of first offer shall be subject to the following provisions:

    (a) "New Securities" shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities purchased under the Purchase Agreement; (ii) securities issued upon conversion of the Shares; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iv) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; provided that such approval of the Board of Directors must include the approval of the directors elected by the holders of the Preferred Stock; (vi) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person; (vii) securities issued in a public offering pursuant to a registration under the Securities Act which would trigger an automatic conversion of the Preferred Stock into Common Stock pursuant to the Company's Articles of Incorporation; (viii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (ix) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (ix) above.

    (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) days after any such notice is mailed or delivered to agree to purchase such Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a "Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the five (5) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the New Securities for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Shares then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Shares then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

    (c) In the event the Holders fail to exercise fully the right of first refusal within such twenty (20) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of such agreement) to sell the New Securities respecting which the Holders' right of first refusal option set forth in this Section 2.4 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Holders pursuant to Section 2.4(b). In the event the Company has not sold within such (90) day period or entered into an agreement to sell the New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in Section 2.4(b) above.

    (d) The right of first offer granted under this Agreement shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "Commission") under the Securities Act, which such registration would trigger an automatic conversion of the Preferred Stock into Common Stock pursuant to the Company's Articles of Incorporation.

    (e) The right of first refusal set forth in this Section 2.3 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Holder, and (ii) such right is assignable between and among any of the Holders.

    2.4 Employee Stock Agreements. Unless otherwise approved by the Company's Board of Directors, including the directors elected by the holders of Preferred Stock pursuant to the

Company's Amended and Restated Articles of Incorporation, all service providers, including but not limited to employees and consultants, of the Company who shall purchase or receive options to purchase shares of the Company's Common Stock following the date hereof shall be required to execute stock purchase or option agreements in a form approved by the Board of Directors providing for vesting of such shares over a forty-eight (48)-month period at the rate of twenty-five percent (25%) of the shares one year from the date of hire and 1/48th of the shares per month thereafter (and without acceleration of such vesting schedule unless otherwise so agreed) and providing further for a right of repurchase in favor of the Company or its assigns with respect to future sales of such Common Stock by such persons .

    2.5 Issuance of Additional Series B Preferred Stock. Unless otherwise approved by the Company's Board of Directors or issued pursuant to the Series B Preferred Stock Purchase Agreement, the Company shall not issue any shares or warrants to purchase shares of Series B Preferred Stock following the date hereof.

    2.6 Termination of Covenants. The covenants set forth in Sections 2.1, 2.2, 2.3, 2.4 and 2.5 shall terminate and be of no further force or effect (a) when the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated, the aggregate gross proceeds of which (prior to deduction for underwriter's discounts and expenses related to the issuance) exceed $12,500,000 and an initial offering price of at least $1.312 per share (as adjusted for any combinations, consolidations, subdivisions, splits or stock dividends with respect to such shares of Common Stock), or (b) when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, whichever event shall first occur.

                                   SECTION 3
                                   ---------

                                 Miscellaneous
                                 -------------

    3.1 Waiver of Right of First Offer. Each Series A Shareholder and Founder holding a right of first offer to purchase new securities of the Company pursuant to Section 2.3 of the Original Rights Agreement, by its execution of this Agreement, hereby waives any rights it may have pursuant to such section to purchase a greater number of shares of Series A Preferred Stock than the number such Series A Shareholder is purchasing under the Purchase Agreement.

    3.2 Governing law. This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

    3.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

    3.4 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least a majority of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

    3.5 Notices, etc. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective and deemed given to such party under this Agreement on the earliest of the following: (i) the date of personal delivery; (ii) two (2) business days after transmission by facsimile, addressed to the other party at its facsimile number, with confirmation of transmission; (iii) four (4) business days after deposit with a return receipt express courier for United States deliveries; or
(iv) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address on file with the Company or, in the case of the Company, at 320 First Street, San Francisco,California, 94105, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. Notices to the Company will be marked "Attention: President."

    3.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

    3.7 Rights; Separability. Unless otherwise expressly provided herein, each Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    3.8 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

    3.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

    3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    3.11 Subsequent Closings. In the event that the Company shall issue, after the date hereof, any shares of Series B Preferred Stock or grant options or warrants therefore, any holder of such shares of Series B Preferred Stock or securities convertible into Series B Preferred Stock pursuant to the Purchase Agreement shall be deemed a Holder with all of the rights of a Holder under this Agreement; provided that as a condition thereto such Investor and the Company shall sign a counterpart signature page to this Agreement.

    3.12 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

    3.13 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.

COMPANY:                              CRITICAL PATH, INC.

                                      By /s/ David Hayden
                                        ----------------------------------------
                                                     David Hayden
                                         President and Chief Executive Officer

INVESTORS:                            E*TRADE Group, Inc.

                                      By /s/
                                        ----------------------------------------
                                      Title CFO
                                           -------------------------------------

                                      BENCHMARK CAPITAL PARTNERS II, L.P.
                                      as nominee for
                                      Benchmark Capital Partners II, L.P.,
                                      Benchmark Founders Fund II, L.P.,
                                      Benchmark Founders Fund II-A, L.P. and
                                      Benchmark Members' Fund II, L.P.

                                      By:  Benchmark Capital Management Co. II,
                                           L.L.C.,  general partner

                                      By /s/
                                        ----------------------------------------
                                                   Managing Member


                                      MOHR, DAVIDOW VENTURES V, L.P.

                                      By:  Fifth MDV Partners, L.L.C.

                                      By______________________________________
                                                   Managing Member


                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                      CMG@Ventures II, L.L.C.

                                      By /s/
                                        --------------------------------------

                                      Title General Partner
                                           -----------------------------------

                                      SOFTBANK TECHNOLOGY VENTURES

                                      By______________________________________

                                      Title___________________________________


                                      SOFTBANK TECHNOLOGY ADVISORS FUND

                                      By______________________________________

                                      Title___________________________________


                                      DIGITAL MEDIA CAPITAL, LLC

                                      By______________________________________

                                      Title___________________________________

                                      ________________________________________
                                                    John A. Axel

                                      ________________________________________
                                                    Randy Borden

                                      ________________________________________
                                                    John Dunning


                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                      ________________________________________
                                                    Lori K. Fena

                                      ________________________________________
                                                    Mitchell Fong

                                      ________________________________________
                                                     Lisa Gansky

                                      ________________________________________
                                                   Hillary Hayden

                                      ________________________________________
                                                    Storey Jones

                                      ________________________________________
                                                     Brian Kambe

                                      ________________________________________
                                                  Howard T. Larkin

                                      ________________________________________
                                                 Charles Larkin, Jr.

                                      ________________________________________
                                                    Marion Larkin

                                      ________________________________________
                                                  Giles W. McNamee

                                      ________________________________________
                                                   Ullas J. Naik


                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                      ________________________________________
                                                   Minturn S. Osborne

                                      ________________________________________
                                                 Joseph C. Pistritto

                                      ________________________________________
                                                     Ram Shriram

                                      ________________________________________
                                                  S.D. Living Trust
                                               Albert W. Smith, Trustee

                                      ________________________________________
                                                   Charles Swenson

                                      ________________________________________
                                                   Jorge del Calvo

                                      ________________________________________
                                                  Stanley F. Pierson

                                      ________________________________________
                                                    David Hayden

                                      ________________________________________
                                                   Wayne Correia

                                      ________________________________________
                                                   Marcy Swenson


                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                      US WEST DATA INVESTMENTS, INC.

                                      By /s/
                                        --------------------------------------

                                      Title___________________________________


                                      HAMBRECHT & QUIST

                                      By /s/ Charlie Walker
                                        --------------------------------------

                                      Title Attorney-In-Fact
                                           -----------------------------------

                                      NETWORK SOLUTIONS, INC.

                                      By /s/
                                        --------------------------------------

                                      Title Chief Financial Officer and Acting
                                           -----------------------------------
                                             Chief Operating Officer
                                           -----------------------------------

                                      ATTRACTOR, L.P.

                                      By /s/ Harvey Allison, MM
                                        --------------------------------------
                                      Title Attractor Ventures LLC, GP
                                           -----------------------------------
                                             Attractor LP
                                           -----------------------------------

                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                      ATTRACTOR DEARBORN PARTNERS, L.P.

                                      By /s/ Harvey Allison, MM
                                        --------------------------------------
                                      Title Attractor Ventures LLC, GP
                                           -----------------------------------
                                             Attractor LP
                                           -----------------------------------

                                      ATTRACTOR INSTITUTIONAL

                                      By /s/ Harvey Allison, MM
                                        --------------------------------------
                                      Title Attractor Ventures LLC, GP
                                           -----------------------------------
                                             Attractor LP
                                           -----------------------------------

                                      THE LEVINSON FAMILY TRUST

                                      By /s/
                                        --------------------------------------
                                      Title Trustee
                                           -----------------------------------
                                        /s/ Jerry Gramaglia
                                      ----------------------------------------
                                                   Jerry Gramaglia


                                      THE LEONARD C. PURKIS REVOCABLE TRUST

                                      By /s/
                                        --------------------------------------
                                      Title Trustee
                                           -----------------------------------

                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                      /s/ Debra J. Chrapaty
                                      ----------------------------------------
                                                 Debra J. Chrapaty


                                      RAMSEY BEIRNE INVESTMENT POOL II, LLC

                                      By /s/
                                        --------------------------------------

                                      Title Member / CFO
                                           -----------------------------------

                                      /s/ Christos Cotsakos
                                      ________________________________________
                                             Christos Cotsakos, TTEE THE
                                        COTSAKOS REVOCABLE TRUST, UAD 9/3/87

                                      ________________________________________
                                                    Kevin Harvey

                                      ________________________________________
                                                   George Zachary

                                      ________________________________________
                                                   John Callaghan

                                      ________________________________________
                                                   Michael Rolnick

                                      ________________________________________
                                                  Steven Spurlock

                                      ________________________________________
                                                  Richard Reynaldo

                                      ________________________________________
                                                   Wayne Correia


                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement
                                Second Closing

                                      ________________________________________
                                                    Larry Weber

                                      ________________________________________
                                                   Howard Larkin
                                              c/o Charles Larkin, Jr.


                     Signature Page to Critical Path, Inc.
                Amended & Restated Investors' Rights Agreement

                                   EXHIBIT A
                                   ---------

                               LIST OF INVESTORS
                               -----------------

                      First Closing - September 11, 1998
                      ----------------------------------

                                                          Number of             Total
                                                           Series B            Purchase
Investor                                                    Shares              Price
- ------------------------------------------------          ---------         --------------
E*TRADE Group, Inc..................................      7,742,735         $15,000,000.00
Four Embarcadero
2400 Geng Road
Palo Alto, CA 94303
Attn:  Michael Rolnick

Mohr, Davidow Ventures V, L.P.......................        240,025             465,000.43
2775 Sand Hill Road, Suite 240
Menlo Park, CA 94025
Attn:  George Zachary

Mohr, Davidow Ventures V, L.P. as nominee for MDV
 Entrepreneurs' Network Fund II(A), L. P. and MDV
 Entrepreneurs' Network Fund II(B), L.P.............         18,067              35,001.20
2775 Sand Hill Road, Suite 240                            ---------         --------------
Menlo Park, CA 94025
Attn:  George Zachary

   TOTAL............................................       8,000,827        $15,500,001.63
                                                           =========        ==============

                       Second Closing - January __, 1999
                       ---------------------------------

                                                          Number of             Total
                                                           Series B            Purchase
Investor                                                    Shares              Price
- ------------------------------------------------          ---------         --------------
U S West............................................      4,129,459          $8,000,000.92
1999 Broadway, Suite 500
Denver, CO 80202
Attn: Ted Babitz

CMG@Ventures II, L.L.C..............................        774,274           1,500,001.02
2420 Sand Hill Road
Suite 101

                                                          Number of             Total
                                                           Series B            Purchase
Investor                                                    Shares              Price
- ------------------------------------------------          ---------         --------------
Menlo Park, CA 94025
Attn: John Callaghan

Hambrecht & Quist...................................        825,892           1,600,000.57
1 Bush Street
San Francisco, CA  94104
Attn: Norman Colbert

Benchmark Capital...................................        516,183           1,000,001.33
2480 Sand Hill Road
Menlo Park, CA 94025
Attn: Kevin Harvey

Network Solutions, Inc./1/..........................        500,000             968,650.00
505 Huntmar Park Drive
Herndon, VA 20170
Attn: Robert Korzienewski

Network Solutions, Inc..............................        500,000             774,920.00
505 Huntmar Park Drive
Herndon, VA 20170
Attn: Robert Korzienewski

Attractor LP........................................        322,840             625,437.93
1110 Burlingame Avenue
Suite 211
Burlingame, CA 94010
Attn: Harvey Allison

Attractor Dearborn Parnters LP......................        171,165             331,597.95
1110 Burlingame Avenue
Suite 211
Burlingame, CA 94010
Attn: Harvey Allison

Attractor Institutional.............................         22,177              42,963.50
1110 Burlingame Avenue
Suite 211
Burlingame, CA 94010
Attn: Harvey Allison

_________
/1/ Network Solutions, Inc. ("NSI") is exercising its right to purchase 1,000,000 shares of Series B Preferred Stock which the Company granted to NSI in connection with a Lease Agreement entered into between NSI and the Company. According to such agreement, NSI has the right to purchase 500,000 shares at a discount of 80% of the price per share for the Series B Preferred Stock (1.54984) and the remaining 500,000 shares at the full price per share for the Series B Preferred Stock (1.9373).

                                                          Number of             Total
                                                           Series B            Purchase
Investor                                                    Shares              Price
- ------------------------------------------------          ---------         --------------
Mohr, Davidow Ventures V, L.P.......................        240,025             465,000.43
2775 Sand Hill Road, Suite 240
Menlo Park, CA 94025
Attn:  George Zachary

Mohr, Davidow Ventures V, L.P. as nominee for MDV
 Entrepreneurs' Network Fund II(A), L. P. and MDV
 Entrepreneurs' Network Fund II(B), L.P.............         18,067              35,001.20
2775 Sand Hill Road, Suite 240
Menlo Park, CA 94025
Attn:  George Zachary

The Levinson Family Trust, Kathy Levinson and
 Jennifer Levinson, trustees, 1/17/94...............         51,619             100,001.49
c/o E*TRADE Group, Inc.
2400 Geng Road
Palo Alto, CA 94303

Jerry Gramaglia.....................................         25,810              50,001.72
c/o E*TRADE Group, Inc.
2400 Geng Road
Palo Alto, CA 94303

The Leonard C. Purkis Revocable Trust, UAD 4/24/97..         12,905              25,000.86
c/o E*TRADE Group, Inc.
2400 Geng Road
Palo Alto, CA 94303

Debra J. Chrapaty...................................          2,581               5,000.18
c/o E*TRADE Group, Inc.
2400 Geng Road
Palo Alto, CA 94303

   TOTAL............................................      8,112,997         $15,523,579.10
                                                          =========         ==============

                                   EXHIBIT B

                             LIST OF SHAREHOLDERS
                             --------------------

                                     Name
                                     ----

                               Benchmark Capital
                            Mohr, Davidow Ventures
                            CMG@Ventures II, L.L.C.
                         Softbank Technology Ventures
                       Softbank Technology Advisors Fund
                              E*TRADE Group, Inc.
                          Digital Media Capital, LLC
                                 David Hayden
                                 John Dunning
                                 Mitchell Fong
                                  Lisa Gansky
                                 Storey Jones
                              Charles Larkin, Jr.
                                 Marian Larkin
                                  Ram Shriram
                              S.D. Living Trust,
                           Albert W. Smith, Trustee
                                  Brian Kambe
                               Howard T. Larkin
                                 John A. Axel
                                 Randy Borden
                                Hillary Hayden
                               Giles W. McNamee
                              Minturn S. Osborne
                              Joseph C. Pistritto
                                 Lori K. Fena
                                 Ullas J. Naik
                                Charles Swenson
                                Jorge del Calvo
                              Stanley F. Pierson

                                   EXHIBIT C

                               LIST OF FOUNDERS
                               ----------------

                                     Name
                                     ----

                                 David Hayden
                                 Peter Flaxman
                                 Wayne Correia
                                 Marcy Swenson